Exhibit 23

CONSENT OF INDEPENDENT AUDITORS

        We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-3 (Nos. 33-22435 and 33-50816), on Form S-8 (Nos. 33-71298, 333-7798, 333-13714 and 333-98601) and on Form F-10 (Nos. 333-13470 and 333-12588) of Inco Limited of our report dated February 4, 2003 relating to the financial statements of Inco Limited, which report appears in the Current Report on Form 8-K of Inco Limited dated February 26, 2003.

PricewaterhouseCoopers LLP
Chartered Accountants
Toronto, Ontario

February 26, 2003